UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 31, 2015

AgroFresh Solutions, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	001-36316 (Commission File Number)	46-4007249 (I.R.S. Employer Identification Number)

100 S. Independence Mall West Philadelphia, Pennsylvania (Address of principal executive offices)	19106 (Zip code)

215-592-3687
(Registrant’s telephone number, including area code)

Boulevard Acquisition Corp.

399 Park Avenue, 6 th Floor

New York, New York 10022

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Introductory Note

On July 31, 2015 (the “Closing Date”), the registrant consummated the previously announced business combination (the “Business Combination”) pursuant to the Stock Purchase Agreement, dated April 30, 2015, by and between Boulevard Acquisition Corp. (“Boulevard”) and The Dow Chemical Company (“TDCC”), (the “Purchase Agreement”), providing for the acquisition by Boulevard of the AgroFresh™ business from TDCC, resulting in AgroFresh Inc. (“AgroFresh”) becoming a wholly owned, indirect subsidiary of the registrant.

In connection with the closing of the Business Combination (the “Closing”), the registrant changed its name from Boulevard Acquisition Corp. to AgroFresh Solutions, Inc. Unless the context otherwise requires, “we,” “us,” “our,” “AgroFresh Solutions” and the “Company” refer to the combined company and its subsidiaries, including AgroFresh and its subsidiaries. “Boulevard” refers to the registrant prior to the Closing and the “AgroFresh Business,” “Former AgroFresh” or “AgroFresh before the Business Combination” refers to the AgroFresh business before it became a wholly-owned subsidiary of the Company upon the Closing Date.  “Post-Closing AgroFresh” refers to the AgroFresh business after it became a wholly-owned, indirect subsidiary of the Company.

On August 6, 2015, the Company filed a Current Report on Form 8-K (the “Original Form 8-K”) to report the closing of the Business Combination and related matters under Items 1.01, 1.02, 2.01, 2.02, 2.03, 3.02, 5.01, 5.02 and 9.01 of Form 8-K. Due to the large number of events to be reported under the specified items of Form 8-K, this Form 8-K/A is being filed to amend the Original Form 8-K to include additional matters related to the closing of the Business Combination under Items 3.01, 3.03, 5.03, 5.06, and 8.01 of Form 8-K.

Capitalized terms used herein but not defined herein shall have the meanings ascribed to such terms in the Original Form 8-K.

Item 3.01. Notice of Delisting; Transfer of Listing.

On July 31, 2015, in connection with the closing of the Business Combination and at the request of Boulevard, (i) The NASDAQ Capital Market separated all of the units previously issued by Boulevard into their component parts of one share of common stock and one-half of one warrant, with only whole warrants exercisable for the purchase of one share of common stock of the Company, and (ii) The NASDAQ Capital Market filed a notification of removal from listing on Form 25 with the SEC with respect to the units. The common stock and whole warrants of the Company that were previously underlying the delisted units subsequently began trading separately on the NASDAQ Global Select Market on August 3, 2015.

Item 3.03. Material Modification to the Rights of Security Holders.

On July 31, 2015, the Company filed a Second Amended and Restated Certificate of Incorporation (the “Restated Certificate”) with the Secretary of State of the State of Delaware. Pursuant to the Purchase Agreement, the Boulevard board of directors approved the Amended and Restated Bylaws of the Company. The material terms of the Restated Certificate and the general effect upon the rights of holders of the Company’s capital stock are included in the Proxy Statement under the sections entitled “Proposal No. 2A— Change of Name and Removal of Blank Check Company Provisions” beginning page 135, “Proposal No. 2B—Authorization of Non-Voting Common Stock” beginning on page 138, “Proposal No. 2C—Super-Majority Requirement to Amend or Repeal Certain Certificate of Incorporation Provisions” beginning on page 139, “Proposal No. 2D—Super-Majority Requirements for Removal of Directors” beginning on page 142, “Proposal No. 2E—Super-Majority Requirement to Adopt, Amend or Repeal Bylaws” beginning on page 142, “Proposal No. 2F—Opt Out of Section 203” beginning on page 143, and “Proposal No. 2G—Exclusive Forum Provision” beginning on page 144, which are incorporated by reference herein.

On July 31, 2015, the Company filed a Certificate of Designation of Series A Preferred Stock of the Company (the “Series A Certificate of Designation”) with the Secretary of State of the State of Delaware. The Series A Certificate of Designation sets forth the terms of a new class capital stock of the Company (the “Series A Preferred Stock”). In connection with and as a condition to the consummation of the Business Combination, AgroFresh Solutions issued R&H one share of Series A Preferred Stock. R&H, voting as a separate class, is entitled to appoint the Preferred Director for so long as R&H beneficially holds 10% or more of the aggregate amount of the outstanding shares of Common Stock and non-voting common stock of the Company. The Series A Preferred Stock has no other rights.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosure set forth above under “Item 3.03. Material Modification to Rights of Security Holders” of this Current Report on Form 8-K is incorporated in this Item 5.03 by reference.

Item 5.06. Change in Shell Company Status.

As a result of the Business Combination, which fulfilled the definition of a “business combination” as such term is defined and required by Boulevard’s Amended and Restated Certificate of Incorporation, the Company ceased to be a shell company as of the Closing Date. The material terms of the Business Combination are described in the Proxy Statement in the section entitled “Proposal No. 1—Approval of the Business Combination” beginning on page 98, which is incorporated herein by reference.

Item 8.01. Other Events.

On August 3, 2015, the Company issued a press release announcing the closing of the Business Combination. A copy of the press release was furnished as Exhibit 99.2 to the Original Form 8-K and is incorporated herein by reference.

Item 9.01 Exhibits

(d) Exhibits.

Exhibit Number	Exhibit

2.1†

Stock Purchase Agreement, dated as of April 30, 2015, by and among Boulevard Acquisition Corp. and The Dow Chemical Company (incorporated by reference to Exhibit 2.1 to Boulevard Acquisition Corp.’s Current Report on Form 8-K (File No. 001-36316) filed with the SEC on May 4, 2015).

3.1*	Second Amended and Restated Certificate of Incorporation.
3.2*	Series A Certificate of Designation.
3.3	Amended and Restated Bylaws (incorporated by reference to Annex A to Boulevard Acquisition Corp’s definitive proxy statement (File No. 001-36197) filed with the SEC on July 16, 2015).
4.1*	Specimen Common Stock Certificate
4.2*	Specimen Warrant Certificate
10.1*

Credit Agreement, dated July 31, 2015, by and among AgroFresh Inc., as the borrower and AF Solutions Holdings LLC, each a wholly-owned subsidiary of the Company, acting as guarantor, Bank of Montreal, as administrative agent, BMO Capital Markets Corp., Credit Suisse Securities (USA) LLC, and Sumitomo Mitsui Banking Corporation (“Sumitomo”) as joint lead arrangers and joint bookrunners, BMO Capital Markets Corp. and Credit Suisse, as joint physical bookrunners, Credit Suisse as syndication agent, Sumitomo as documentation agent, and the lenders party thereto.

10.2*

Investor Rights Agreement, dated July 31, 2015, by and among Boulevard Acquisition Corp., The Dow Chemical Company, Rohm and Haas Company, Boulevard Acquisition Sponsor, LLC, Robert J. Campbell, Joel Citron and Darren Thompson.

10.3*	Tax Receivables Agreement, dated July 31, 2015, by and among Boulevard Acquisition Corp., AgroFresh Inc., The Dow Chemical Company and Rohm and Haas Company.
10.4*	Transition Services Agreement, dated July 31, 2015, by and between AgroFresh Inc. and The Dow Chemical Company.
10.5*	Warrant Purchase Agreement, dated July 31, 2015, by and among The Dow Chemical Company, Rohm and Haas Company, Boulevard Acquisition Corp. and Boulevard Acquisition Sponsor, LLC.
10.6

AgroFresh Solutions, Inc. Incentive Compensation Plan (incorporated by reference to Annex C to Boulevard Acquisition Corp’s definitive proxy statement (File No. 001-36197) filed with the SEC on July 16, 2015).

21.1*	Subsidiaries of the registrant.
99.1*	Unaudited pro forma condensed combined financial information of AgroFresh Solutions, Inc. as of March 31, 2015, for the three months ended March 31, 2015 and for the year ended December 31, 2014.
99.2*	Press Release issued by the Company on August 3, 2015.

†

The exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

*	Previously filed with the registrant’s Current Report on Form 8-K filed on August 6, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: August 6, 2015

AGROFRESH SOLUTIONS, INC.

By:	/s/ Stuart Gleichenhaus
Name: Stuart Gleichenhaus
Title: Interim Chief Financial Officer